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                              EXHIBIT 10.K

                   BUCKS COUNTY BANK AND TRUST COMPANY

                         LINE OF CREDIT AGREEMENT
                         ------------------------


          INTENDING TO BE LEGALLY BOUND, BUCKS COUNTY BANK AND TRUST COMPANY, 4259 West Swamp Road, Doylestown, Pennsylvania 18901, ("Lender") and NUCLEAR RESEARCH CORPORATION, ("Borrower"), with its principal place of business at 125 Titus Avenue, Warrington, Pennsylvania 18976, agree as follows:


          1.   Grant of Line of Credit.
               -----------------------

               (a) Subject to the terms and conditions set forth below, Lender does hereby grant to Borrower a loan in the maximum amount of $5,000,000 in the nature of a "line of credit". Upon request by Borrower, Lender shall, from time to time, until this Agreement is terminated, advance such sum or sums of money as Borrower requests, payable to Borrower or as Borrower requests, provided that the aggregate total of all such requests and advances does not at any time exceed the maximum line of credit. Each advance shall not be deemed a separate loan, but shall be an advance on account of the entire line of credit.

               (b) Notwithstanding the maximum availability under this line of credit of $5,000,000, the actual availability for advances under this line of credit shall be limited as follows:

                    (1)  $3,000,000 - date of execution - 9/30/94

                    (2)  $3,500,000 - 10/1/94 - 12/31/95

                    (3)  $5,000,000 - 1/1/96 - 12/31/96

                    (4)  $3,500,000 - 1/1/97 - 6/30/97

                    (5)  $3,000,000 - 7/1/97- 12/31/97

               (c) Notwithstanding the above, no draw shall be permitted in excess of $3,000,000 until the letter of credit referenced in paragraph 4(c)(3) below is in place in a form satisfactory to Lender.


          2.   Repayment.
               ---------

               Borrower agrees to repay the outstanding principal of the loan plus accrued interest in full on demand. Until repayment of the principal balance, Borrower agrees to pay interest monthly on the unpaid balance of principal at a per annum rate equivalent to 1/2% in excess of the rate announced by Lender as its "prime rate" as adjusted from time to time. The term "prime rate" is used merely as a pricing index and is not, and should not be considered to represent the lowest or best interest rate available to any borrower. Payments shall commence when billed by Lender.

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          3.   Business Use.
               ------------

               The proceeds of the loan will be used only for the purposes of Borrower's business.


          4.   Conditions.
               ----------

               The obligation of Lender to make the loan pursuant to this Agreement shall be subject to Lender's receipt of the following documents, each in form and substance satisfactory to Lender:

               (a) A note executed by Borrower in the amount of the loan as security for all of Borrower's obligations hereunder:

               (b) A certified corporate resolution authorizing all of Borrower's actions hereunder;

               (c) The following collateral security and surety documents, including any documents and actions required to perfect any collateral security:

                    (1) A security interest in Borrower's accounts receivable, inventory, machinery, equipment and other collateral which shall be a first lien except to the extent of purchase money security interests permitted by this Agreement;

                    (2) A first lien mortgage on Borrower's real estate located at 125 Titus Avenue, Warrington, Pennsylvania;

                    (3) Assignment of a $6,471,090.94 letter of credit from Korean Exchange Bank confirmed and negotiated by CoreStates Bank, N.A., which assignment shall be made promptly after such latter of credit is issued;

                    (4) Nonrecourse surety agreement executed by Earl M. Pollock and Dorothy S. Pollock for $1,000,000 secured by a pledge of 8,476 shares of the common stock of Borrower.


          5.   Set-Off.
               -------

               As additional collateral security for the payment of Borrower's indebtedness and obligations to Lender hereunder, Borrower hereby grants to Lender a security interest in, a lien upon and a right of set-off against all funds, balances or other property of any kind of Borrower, or in which Borrower has an interest, now or hereafter in the possession, custody or control of Lender.


          6.   Borrower's Loan Account.
               -----------------------

               To the extent advances are made to Borrower by Lender, Lender shall enter such advances as debits in the Borrower's loan account. The Lender shall also record in the Borrower's loan account in accordance

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with customary accounting practice all other charges, expenses and other items properly chargeable to the Borrower; all payments made by the Borrower on account of indebtedness evidenced by the Borrower'S loan account; all proceeds of collateral which are finally paid to the Lender at its own office in cash or solvent credits; and other appropriate debits and credits. The debit balance of the Borrower's loan account shall reflect the amount of the Borrower's indebtedness to the Lender from time to time by reason of advances and other appropriate charges hereunder. At least once each month, the Lender shall render a statement of account for the Borrower's loan account which statement shall be considered correct and accepted by the Borrower and conclusively binding upon the Borrower unless it notifies the Lender to the contrary within thirty (30) days of the sending of such statement by the Lender to the Borrower. The Borrower understands that the Lender will use the maximum line of credit as set out in paragraph 1 as a maximum ceiling on advances under the line of credit. The debit balance of the Borrower's loan account shall at no time exceed the maximum line of credit, and if at any time such excess does arise, the Borrower shall pay cash to the Lender to be credited to the Borrower's loan account in such amount as may be necessary to eliminate such excess.


          7.   Advances and Prepayments - Instructions; Indemnification.
               --------------------------------------------------------

               (a) Borrower hereby authorizes Lender to make advances to Borrower and to make repayments from Borrower to Lender by crediting or debiting Borrower's commercial account number _____ maintained with Lender upon receipt of information as to the amount of the advance or payment requested communicated to Lender by Borrower by telephone from any individual authorized under Borrower's borrowing resolution. As part of Lender's billing process, Lender will provide Borrower on a monthly basis with a list of all advances and payments, which Borrower shall be obligated to review on a timely basis.

               (b) Borrower hereby indemnifies and holds Lender harmless from any and all claims, damages, liabilities, losses, costs and expenses, including reasonable attorneys' fees, which may arise or be created by the acceptance of instructions by telephone for making advances to or payments from Borrower's account.


          8.   Representations and Warranties.
               ------------------------------

               Borrower represents and warrants that:

               (a) Borrower is a corporation which has the necessary power and authority to enter into and perform this Agreement, the note and all other documents required by Lender in connection herewith; the execution and performance thereof have been duly authorized by all necessary proceedings, and upon their execution and delivery, they will be valid, binding and enforceable in accordance with their terms except as may be affected by bankruptcy, insolvency, and other similar laws affecting creditor's rights and by general equitable principles; and Borrower's execution and performance of this Agreement will not violate any laws or regulations applicable to Borrower, any organizational documents of Borrower or any agreements of Borrower.



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               (b)  All financial statements, statements as to ownership
of Borrower and its assets and other statements and information delivered to Lender are true and correct in all material respects, disclose all presently outstanding indebtedness or obligations of Borrower, including contingent obligations and obligations under leases of property from others, and all liens and encumbrances against its properties and assets required under generally accepted accounting principles to be shown therein; and there have been no material adverse changes in Borrower's financial condition or business since the date of such statements.

               (c) There are no actions, suits, proceedings or claims which are pending or threatened against Borrower, the adverse determination of which might substantially affect Borrower's financial condition or business; Borrower's business is in compliance in all material respects with all applicable laws and regulations; and Borrower will advise Lender, in writing, of any changes in circumstances of any nature which would adversely of affect Borrower's financial condition.

               (d) All tax returns required to be filed by Borrower have been properly prepared, executed and filed. All material taxes, assessments, fees and other governmental charges upon the Borrower or upon any of its respective properties, income, sales or franchises which are due and payable have been paid.

               (e) Any employee benefit plan that ii subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, and that is maintained in whole or in part for employees of the Borrower is in substantial compliance with such provisions, and any unfunded vested liability with respect to any such plan is not material in amount.


          9.   Affirmative Covenants.
               ---------------------

               Borrower covenants and agrees that, so long as any portion of the liabilities to Lender hereunder remain outstanding, Borrower will:

               (a) Deliver to Lender quarterly financial statements and Form 10-Q as filed within sixty (60) days after the end of each fiscal quarter, and annual audited financial statements and Form 10-K as filed within one hundred twenty (120) days after the end of each fiscal year and permit Lender to examine the books and records of account of Borrower and make extracts therefrom at any reasonable time upon reasonable notice;

               (b) Keep and maintain all of its property and assets material to the operation of its business in good order and repair, fully covered by insurance with reputable and financially sound insurance companies of such types and against such risks and in such amounts as is customary among similar businesses;

               (c) Notify Lender, in writing, promptly of (i) the institution of any litigation; (ii) the commencement of any administrative proceedings; or, (iii) the happening of any event if any one of (i), (ii) or (iii) would materially adversely affect the business operations or financial condition of Borrower or constitute a default hereunder or under any of the collateral security or surety documents listed under Paragraph 4 above;


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               (d)  Pay or reimburse Lender for all reasonable costs and
expenses including, but not limited to, reasonable attorney fees and annual audit costs for audits conducted by Lender's internal audit staff Lender may pay or incur in connection with the preparation of this Agreement and all other documentation required hereunder, the making of and loans hereunder or the collection or enforcement of the same and the annual audit by Lender's internal audit staff;

               (e) Execute any documents, provide Lender with any information, or take any actions reasonably requested by Lender to carry out the intent of this Agreement;

               (f) Pay on or prior to the date when due (i) all taxes, assessments and other governmental charges or levies imposed upon Borrower or any of its properties or income; (ii) all lawful claims of materialmen, mechanics, carriers, warehousemen, landlords and other like persons which, if unpaid, might result in the creation of a lien upon any of Borrower's property; (iii) all other lawful claims which, if unpaid, might result in the creation of a lien upon any of Borrower's property;

               (g) Preserve and maintain the corporate existence of Borrower in all states where Borrower conducts business;

               (h) Submit to Lender the following reports on a monthly basis: (i) Kepco contract status report, (ii) accounts receivable agings; and (iii) accounts payable agings;

               (i) Submit to Lender quarterly updated cash flow forecasts;

               (j) Maintain a debt-to-worth ratio not to exceed 1.75 to 1 and a minimum current ratio and a minimum current ratio of 1.5 to 1. For purposes of calculation of the minimum current ratio, the entire outstanding balance under this line of credit shall be shown as a current liability. These ratios will be reviewed annually after receipt of the audited annual financial statement.


          10.  Negative Covenants
               ------------------

               So long as any liabilities to Lender remain outstanding hereunder, Borrower shall not, without the prior written consent of
Lender:

               (a) Sell, transfer or assign any assets except in the ordinary course of business for value received; enter into any merger or consolidation; or acquire assets or stock or other equity interests of another entity except in the ordinary course of business.

               (b) Pay any dividends or make any other distributions on, or repurchase, redeem or otherwise acquire any of its outstanding stock, partnership interests or other equity interests except for purchased stock of a deceased shareholder out of life insurance proceeds received by Borrower.

               (c) incur any indebtedness except indebtedness owing to Lender, existing indebtedness or trade indebtedness arising in the ordinary course of business or refunding thereof or purchase money

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indebtedness for new equipment; guarantee or otherwise become liable, directly or indirectly, for the indebtedness or obligations of another party; make any loans or advances or otherwise create, permit or suffer the creation of any liens, security interests or any other encumbrances on any of its property, real or personal, except liens, security interests or encumbrances in favor of Lender or existing on the date hereof and reported to Lender or purchase money equipment liens.

          11.  Default.
               -------

               This is a demand loan. Lender has the right to demand repayment of this loan at any time. In addition, upon the happening of any of the following events, each of which shall constitute a default hereunder, all liabilities of Borrower to Lender, at the option of Lender, shall become immediately due and payable:

               (a) Failure of Borrower to pay the principal or interest on the note when due or on any renewal, extension or other modification of the note or failure to pay when due any interest or installment on any other obligation of any nature whatsoever owing to Lender if such failure is not cured within fifteen (15) days after notice is given by Lender to Borrower;

               (b) Failure of Borrower to perform any other obligation owing to Lender under the note or any agreement with Lender not cured within 30 days after notice thereof is given by Lender to Borrower or material breach of any representation, warranty, covenant or agreement herein contained or contained in any other agreement now or hereafter entered into between Borrower and Lender;

               (c) The filing of bankruptcy, receivership or insolvency proceedings of any kind by or against Borrower, the making by Borrower of an assignment for the benefit of creditors, or the suspension of business by Borrower;

               (d) The entry of a judgment in excess of $25,000 against Borrower;

               (e) The issuance of any writs of attachment or execution against Borrower on account of a judgment in excess of $25,000;

               (f) The dissolution, merger, consolidation or reorganization of Borrower corporation;

               (g) The furnishing of materially false information heretofore or hereafter by Borrower to Lender or the refusal by Borrower to provide material information hereafter;

               (h) Any change in the financial condition of Borrower or any surety which causes Lender in good faith to believe that performance of the obligations herein is impaired in any material respect or doubtful;

               (i) The guarantee of any surety ceases to be effective for any reason other than the termination of such guarantee by its terms;

               (j) Any change occurs in the control of Borrower unless the new control person(s) are reasonably satisfactory to Lender.


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          12.  Environmental Matters.
               ---------------------

               (a) "Hazardous Substances" shall mean hazardous wastes, hazardous substances, hazardous materials, toxic substances, hazardous air pollutants or toxic pollutants, as those terms are used in any law, guideline, regulation or ruling of any governmental body and petroleum products, including gasoline, diesel fuel, motor oil, waste or used oil and beating oil which are not permitted to be located on the premises by any requirement of any governmental body or in excess of that which is normally used in the operation of the Borrower's business.

               (b) Borrower hereby represents and warrants that Borrower has substantially complied with, is currently in substantial compliance with, has not been charged with, has not received any notice of, and is not under investigation for the failure to substantially comply with any and all laws of any governmental body relating to environmental protection matters, and, specifically, those relating to Hazardous Substances.

               (c) Borrower covenants to the Lender that Borrower shall use all reasonable efforts to prevent the deposit, storage, emission, discharge or release by Borrower of any Hazardous Substances on its properties unless such deposit, storage, emission, discharge or release is authorized by and in full compliance with a duly licensed permit, license, authorization or other approvaL of a governmental body or does not constitute a material violation of any laws referred to in paragraph 12(b). Borrower shall notify Lender promptly of any significant or material environmental event, circumstance or condition relating to its properties.

               (d) If an event of default as set forth under Paragraph 11 of this Agreement shall occur, Borrower shall, upon reasonable notice and at all reasonable times, permit such visitation of such persons as the Lender may select in connection with the Lender's consideration of enforcement or preservation of rights under this Agreement, any note or any related documents, to visit its properties and perform such reasonable environmental site investigations and assessments on its properties for the purposes of determining whether there exists on its properties any environmental condition which could result in any liability, cost or expense to the owner or occupier thereof relating to Hazardous Substances. Borrower will supply to the Lender's representatives such historical and operational information, including the results of all samples sent for analysis, correspondence with governmental bodies and previous environmental audits or environmental reviews regarding its properties as are within its possession, custody or control or which are reasonably available to it and which may be reasonably requested by the Lender to facilitate Lender's assessment of any environmental violations on the properties of Borrower.

          13.  Survival of Representations. Warranties and  Covenants.
               ------------------------------------------------------

          All representations, warranties and covenants of Borrower contained herein or made in connection herewith shall survive the making of and shall not be waived by the execution and delivery of this Agreement, the note or any collateral or security documentation executed by Borrower in favor of Lender.



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          14.  Miscellaneous.
               -------------

               (a) No consent or waiver under this Agreement shall be effective unless in writing. No failure or delay on the part of any party to this Agreement in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of Lender are cumulative and concurrent and not exclusive of any other rights or remedies Lender may have.

               (b) This Agreement and all documents executed hereunder shall be binding upon and shall inure to the benefit of the parties hereto, their respective heirs, personal representatives, successors and assigns. This Agreement may only be modified or amended by a written document executed by the parties and shall be governed by Pennsylvania law.


          15.  Severability.
               ------------

               The provisions of this Agreement are intended to be severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining Provisions hereof in any jurisdiction.


          16.  Borrower's Affidavit.
               --------------------

               Borrower hereby avers that:

               (a) Lender has not acted as advisor, or given counsel, with respect to any legal, tax, accounting, investment, business or other financial matter involving or concerning the Loan or the use of the proceeds thereof;

               (b) Borrower acknowledges Borrower's right to consult with Borrower's own lawyer, accountant, business, investment and financial advisors with respect to any matter concerning the loan, the loan documents or the use of the loan proceeds; and Borrower shall rely solely on Borrower's own such advisors with respect to all legal, tax, accounting, business, investment, financial or other matters related in any respect to the loan, loan documents or use of the loan proceeds;

               (c) Borrower specifically acknowledges and agrees that Lender has no duty to Borrower, particularly no fiduciary duty to Borrower, other than those specific obligations of Lender set forth in the loan documents.






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          17.  Waiver of Jury Trial.
               --------------------

               BY ITS EXECUTION AND DELIVERY OF THIS AGREEMENT, BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT NAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OF IN CONNECTION WITH, THIS AGREEMENT, THE NOTE, ANY OTHER DOCUMENT OF INSTRUMENT RELATED HERETO OR THERETO, ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE LENDER OR THE BORROWER IN CONNECTION HEREWITH OR THEREWITH. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER TO ENTER INTO THIS AGREEMENT.


               EXECUTED ON NOVEMBER 7, 1994.


"Lender"                      BUCKS COUNTY BANK AND TRUST COMPANY


                         By:      /s/ Edward F. Mulligan     (SEAL)
                             --------------------------------




"Borrower"                    NUCLEAR RESEARCH CORPORATION


                         By:       /s/ Earl M. Pollock       (SEAL)
                             --------------------------------


                    Attest:         /s/ Thelma Berman       (SEAL)
                            --------------------------------


                         Surety Acknowledgement
                         ----------------------

          As surety for the loan provided pursuant to this Agreement, we hereby acknowledge that we have reviewed the terms of this Agreement and hereby confirm our surety obligation.

Date:  November 7, 1994.



                                 /s/ Earl M. Pollock   (SEAL)
                              -------------------------
                              Earl M. Pollock


                                 /s/ Dorothy S. Pollock  (SEAL)
                              ---------------------------
                              Dorothy S. Pollock


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